EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rainmaker Worldwide Inc., a Nevada corporation (the “Company”), on Form 10-K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that, to the undersigned’s knowledge:

(1) the Report of the Company filed today fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

March 31, 2025	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer